UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Semi-Annual Report                                                                  June 30, 2022

 Dear Fellow Shareholders,

Total Return	YTD	2021	2020	2019	2018
Pinnacle Value Fund	(8.9)%	14.3%	3.4%	10.7%	(11.8)%
Russell 2000	(22.6)	14.8	20.0	25.5	(11.0)
S&P 500	(20.0)%	28.7%	18.4%	31.5%	(4.4)%

(all returns include dividend reinvestment.  Past returns do not predict future results. Results do no reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Fund Performance

As you can see from the above box scores, US equities had a rough first half with the R2000 down 22.6% while the S&P 500 fell 20.0%.  The Pinnacle Value Fund fell 8.9%, slightly better than the R2000.  While being down is never fun, we feel the Fund is well positioned and benefitted from our large cash position which helped cushion the downside and provided the firepower to take advantage of opportunities in a declining market. More below.

As shown on the next page, detractors to performance outweighed contributors which you might expect  in a down market.  Most of the major detractors were long held, larger positions that face operating headwinds we view as temporary, not permanent. These include Williams Industries (industrial staffing services),  Culp Inc. (furniture/mattress fabrics), Graham Corp. (industrial equipment)  and Gulf Island Fabrication.. All have solid niches, capable managers and positive long-term outlooks. We purchased additional shares of each at attractive prices and attended Gulf Island’s annual meeting in Houston which was very informative.

Major contributors to performance included Dorian LPG which operates a fleet of liquid petroleum gas (LPG) tankers and Seacor Marine which operates a fleet of supply vessels serving offshore energy rigs.  Both were buoyed by continued high energy prices.

We did more portfolio buying than selling as we took advantage of lower prices to add to existing positions and establish new ones. We added to Culp Inc., Graham Corp., Gulf Island, Heartland Trucking, Hurco Machine Tools, Universal Stainless and Williams Industries. New positions include Coda Octopus, a subsea mapping software developer; Daktronics which makes/installs electronic scoreboards/ signage/video displays and Miller Industries, a leader in vehicle towing and recovery equipment. All have interesting niches, solid balance sheets and capable managements. Major sales included Dorian LPG which hit our target price and Independence Holding and National Security which were both acquired. All provided attractive long term rates of return during the period held.

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Outlook & Current Positioning

The markets continue to be impacted by multiple forces including high inflation, geopolitical instability and rising interest rates.  Inflation is running at the highest levels in 40 years as any of you who have been to the super market or gasoline station know. Consumers are feeling the pinch and low consumer confidence is worrisome since consumer spending drives 2/3 of the US economy.  While unemployment remains low, a relative lack of available workers has fueled wage growth adding to inflation concerns. Workers who are employed are increasingly looking to organize unions at major employers like Amazon and Starbucks.  Russia’s invasion of Ukraine created further uncertainty leading to increased commodity volatility and fears of an energy shortage especially in natural gas dependent Europe.

Borrowing costs have risen from historically low levels which may limit consumer demand for homes, vehicles and credit card purchases. Business borrowing costs will also rise which could cut into profit margins and put a damper on M&A activity which has been an important driver of market strength in recent years. Expanding credit was a large driver of the most recent economic boom and a slowing economy and/or rising rates could spell trouble for highly leveraged firms. Importantly, higher interest rates often lower stock market valuations since fixed income vehicles become more attractive and P/E (price/earnings) multiples often contract.

Against this backdrop, investor psychology has changed dramatically. What had been a “no fear”  market has given way to concern and doubt about whether the Fed can engineer a “soft landing” that combats inflation without slowing the economy. While we hope this occurs, we remain cautious since we believe earnings estimates remain too high and stock prices could be vulnerable to economic reality.  So we’ll stay conservative, watch for opportunities to put cash to work, try to keep risk to a minimum and let valuations be our guide.

Please be advised that we will make a distribution of net realized capital gains in December most of which we expect to be long-term. We’ll have an estimate in late November which we’ll post on the website.  For those of you who own shares in taxable accounts, you may want to delay any Fund purchases until after the distribution to avoid any unwanted tax consequences.

By now you should have received your yearend statement.  Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities become available and are searching diligently for such opportunities. Your portfolio manager remains a major Fund shareholder and buys shares opportunistically.

John E. Deysher                                                                                      Pinnacle Value Fund

President & Portfolio Manager                                                             745 Fifth Ave.- 2400

212-605-7100                                                                                            New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS	% net assets
1. Gulf Island Fabrication- engineering/design/construction	6.7
2. Bristow Group- helicopter services	5.5
3. Graham Corp.- industrial equipment for govt./ commercial clients	5.2
4. Powell Industries- electrical equipment & services	4.0
5. Williams Industries- industrial staffing & services	3.7
6. Weyco Group- wholesale & retail shoes	3.8
7. Culp Inc.- fabrics for furniture & mattress coverings	3.0
8. Patriot Transport- tank truck operator	2.6
9. Seacor Marine- offshore supply vessels serving worldwide clients	2.1
10. Hurco Cos. Inc- machine tool systems	2.1
Total	38.7%

YTD TOP 5 Contributors (includes dividends)
1. Dorian LPG	1.1%
2. Seacor Marine	0.7
3. Costar Technologies	0.1
4. Weyco Group	0.1
5. Espy Manufacturing & Electronics	0.1

YTD TOP 5 Detractors (includes dividends)
1. Williams Industries	- 2.3%
2. Bristow Group	-1.5
3. Culp Inc.	-1.3
4. Graham Corp	-1.2
5. Gulf Island Fabrication	-1.1%

SECURITY CLASSIFICATIONS
Government Money Market Funds	37.5%
Industrial Goods & Services	14.8
Construction & Fabrication	10.8
Consumer Goods & Services	10.8
Energy	9.4
Technology	4.5
Transportation	4.5
Closed End & Exchange Traded Funds	2.6
Insurance	2.0
Banks & Thrifts	1.7
Real Estate	1.4
Total	100.0%

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Schedule of Investments June 30, 2022 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textile
45,358	Crown Crafts, Inc.	$ 220,609	$ 283,941
179,944	Culp, Inc.	1,129,574	773,759
		1,350,183	1,057,700	4.04%
Banks & Thrifts
11,007	Hope Bancorp, Inc.	39,801	152,337
15,112	OP Bancorp	104,521	158,525
7,200	PCB Bancorp	71,028	134,496
		215,350	445,358	1.70%
Commercial & Professional Services
500	Healthcare Services Group, Inc.	7,520	8,705	0.03%

Construction & Fabrication
523,389	Gulf Island Fabrication, Inc. *	2,695,055	1,753,353
1,850	Preformed Line Products Co.	71,233	113,775
699,569	Williams Industrial Service Group, Inc. *	1,117,525	972,401
		3,883,813	2,839,529	10.84%
Energy
61,267	Bristow Group, Inc. *	790,509	1,433,648
29,270	Dorian LPG Ltd.	163,319	444,904
593	Sabine Royalty Trust	14,617	36,102
96,233	Seacor Marine Holdings, Inc. *	497,613	554,302
		1,466,058	2,468,956	9.42%
Furniture & Fixtures
8,353	Ethan Allen Interiors, Inc.	87,365	168,814
4,185	Flexsteel Industries, Inc.	37,086	75,330
4,720	Hooker Furnishings Corp.	63,065	73,396
		187,516	317,540	1.21%
Industrial Metals
33,345	Friedman Industries, Inc.	171,658	271,428
42,668	Universal Stainless & Alloy Products, Inc.	327,147	315,743
		498,805	587,171	2.24%
Insurance
110,111	First Acceptance Corp. *	90,907	183,885
67,738	Genworth Financial, Inc. Class A *	227,932	239,115
1,469	Mercury General Corp.	51,585	65,077
3,041	National Security Group, Inc. (a)	23,326	49,751
		393,750	537,828	2.05%
Power Equipment
6,183	AstroNova, Inc. *	52,315	74,072
195,736	Graham Corp. *	1,708,687	1,354,493
21,812	Hurco Cos., Inc.	560,824	539,629
4,157	LSI Industries, Inc.	11,327	25,649
44,900	Powell Industries, Inc.	937,526	1,049,313
		3,270,679	3,043,156	11.61%

Real Estate
1,379	FRP Holdings, Inc. *	44,924	83,223
6,207	Getty Realty Corp.	77,479	164,486
1,900	Potlatch Deltic Corp.	44,970	83,961
3,255	Regency Affiliates, Inc.	12,760	18,391
		180,133	350,061	1.34%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

Schedule of Investments (Continued)
June 30, 2022 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

Retail
2,000	Shoe Carnival, Inc.	14,439	43,220
13,729	The Buckle, Inc.	187,262	380,156
41,066	Weyco Group, Inc.	934,208	1,004,064
		1,135,909	1,427,440	5.45%
Security Services
47,090	Costar Technologies, Inc. (a) *	318,795	238,275	0.91%

Technology
7,000	Benchmark Electronics, Inc.	143,774	157,920
21,358	Coda Octopus Group, Inc. *	107,363	106,790
154,035	Daktronics, Inc. *	506,833	463,645
18,123	Espey Manufacturing & Electronics Corp. *	236,368	258,072
8,521	Kimball Electronics, Inc. *	91,999	171,272
4,562	Ultralife Corp. *	22,922	20,757
		1,109,259	1,178,456	4.50%
Transportation
25,682	Heartland Express, Inc.	365,965	357,237
1,500	Kirby Corp. *	57,269	91,260
1,800	Miller Industries, Inc.	46,980	40,806
91,787	Patriot Transportation Holdings, Inc. *	893,715	682,895
		1,363,929	1,172,198	4.47%

Total for Common Stock		$ 15,381,699	$ 15,672,373	59.81%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	53,674
13,400	Sprott Gold Miners ETF *	243,136	325,571
11,022	Sprott Junior Gold Miners ETF *	245,496	309,835

Total for Closed-End & Exchange Traded Funds		$ 545,402	$ 689,080	2.63%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 1.38% **	1,000,000	1,000,000
9,119,595	First American Government Obligation Fund Class Z 1.26% **	9,119,595	9,119,595

Total for Short Term Investments		$ 10,119,595	$ 10,119,595	38.62%

	Total Investments	$ 26,046,696	$ 26,481,048	101.06%

	Liabilities in excess of other assets		(278,383)	(1.06)%

	Net Assets		$ 26,202,665	100.00%

(a) Level 2 Security

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at June 30, 2022.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        6

BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2022 (Unaudited)

Assets:
Investment Securities at Market Value	$ 26,481,048
(Identified Cost $26,046,696)
Cash	1,000
Receivables:
Dividends and Interest	20,087
Prepaid Expenses	14,287
Total Assets	26,516,422
Liabilities:
Portfolio Securities Purchased	163,736
Payable to Advisor	136,393
Accrued Expenses	13,628
Total Liabilities	313,757
Net Assets	$ 26,202,665

Net Assets Consist of:
Paid-In Capital	$ 22,893,316
Distributable Earnings	3,309,349
Net Assets	$ 26,202,665
Net Asset Value and Redemption Price
Per Share ($26,202,665/1,838,066 shares outstanding), no par value, unlimited
shares authorized	$ 14.26

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2022 (Unaudited)

Investment Income:
Dividends	$ 348,478
Interest	16,316
Total Investment Income	364,794
Expenses:
Investment Advisor Fees (Note 3)	187,008
Transfer Agent & Fund Accounting Fees	18,844
Insurance Fees	7,935
Audit Fees	7,446
Trustee Fees	4,767
Custodial Fees	4,304
Registration Fees	2,649
Miscellaneous Fees	2,280
Legal Fees	992
Printing & Mailing Fees	602
Total Expenses	236,827
Advisory Fees Waived by Advisor	(51,315)
Net Expenses	185,512

Net Investment Income	179,282

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,311,587
Change in Unrealized Depreciation on Investments	(5,022,118)
Net Realized and Unrealized Loss on Investments	(2,710,531)

Net Decrease in Net Assets from Operations	$(2,531,249)

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        8

BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2022	12/31/2021
From Operations:
Net Investment Income	$ 179,282	$ 370,171
Net Realized Gain on Investments	2,311,587	2,714,525
Capital Gain Distributions from Regulated Investment Companies	-	3,324
Net Change In Unrealized Appreciation (Depreciation)	(5,022,118)	1,121,526
Net Increase (Decrease) in Net Assets from Operations	(2,531,249)	4,209,546

From Distributions to Shareholders:
Distributions	-	(2,347,239)
Total Distributions to Shareholders	-	(2,347,239)

From Capital Share Transactions:
Proceeds From Sale of Shares	42,538	484,509
Shares issued in Reinvestment of Dividends	-	2,156,068
Cost of Shares Redeemed (a)	(3,415,617)	(1,713,102)
Net Increase (Decrease) from Shareholder Activity	(3,373,079)	927,475

Net Increase (Decrease) in Net Assets	(5,904,328)	2,789,782

Net Assets at Beginning of Period/Year	32,106,993	29,317,211
Net Assets at End of Period/Year	$26,202,665	$32,106,993

 (a) Net of Redemption Fees of $22 for the six months ended June 30, 2022, and $23 for the year ended December 31, 2021.

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each period/year.

	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2022		12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Net Asset Value -
Beginning of Period/Year	$ 15.65		$ 14.76	$ 14.27	$ 13.21	$ 15.63	$ 16.12
Net Investment Income (Loss) *	0.09		0.19	0.10	0.06	0.05	(0.01)
Net Gains or Losses on Securities
(realized and unrealized)	(1.48)		1.90	0.39	1.34	(1.88)	(0.01)
Total from Investment Operations	(1.39)		2.09	0.49	1.40	(1.83)	(0.02)

Distributions from Net Investment Income	-		(0.36)	-	- (a)	(0.06)	-
Distributions from Capital Gains	-		(0.84)	-	(0.34)	(0.53)	(0.47)
Total Distributions	-		(1.20)	-	(0.34)	(0.59)	(0.47)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Period/Year	$ 14.26		$ 15.65	$ 14.76	$ 14.27	$ 13.21	$15.63

Total Return	(8.88)%	(c)	14.31%	3.43%	10.66%	(11.75)%	(0.06)%

Ratios/Supplemental Data
Net Assets - End of Period/Year (Thousands)	$ 26,203		$ 32,107	$ 29,317	$ 30,886	$ 36,034	$ 60,571

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.58%	(b)	1.56%	1.66%	1.60%	1.50%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.86%	(b)	0.80%	0.37%	0.09%	0.15%	(0.07)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	(b)	1.24%	1.24%	1.24%	1.33%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	1.20%	(b)	1.12%	0.79%	0.45%	0.32%	(0.07)%

Portfolio Turnover Rate	26.57%	(c)	7.48%	48.23%	19.50%	31.51%	23.37%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

(b) Annualized.

(c) Not annualized.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        10

BERTOLET CAPITAL TRUST

 1.)

ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2022:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 15,384,347	$ 288,026	$ -	$ 15,672,373
Closed-end & Exchange Traded Funds	689,080	-	-	689,080
Money Market Funds	10,119,595	-	-	10,119,595
Investments at Market	$ 26,193,022	$ 288,026	$ -	$ 26,481,048

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.  The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2022. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2022, the Fund held no derivative instruments.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2022 the Fund held approximately 39% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of June 30, 2022 the Fund had approximately 35% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.04% of the fund’s net assets which was approximately $38.2 billion dollars at December 31, 2021. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2022 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder.  For the six months ended June 30, 2022, $22 of early redemption fees were returned to the Fund through shareholder redemptions.  There were $23 in early redemption fees for the year ended December 31, 2021.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives

PINNACLE VALUE FUND                                                                                                                                        12

BERTOLET CAPITAL TRUST

a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the six months ended June 30, 2022, Adviser earned $187,008 in fees which are paid yearly.  For the six months ended June 30, 2022, the Adviser waived $51,315 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2023.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $121,198 through Dec. 31, 2022, $111,277 through Dec. 31, 2023, and $105,697 through Dec. 31, 2024.

4.)

PURCHASES AND SALES OF SECURITIES

For six months ended June 30, 2022, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $6,161,621 and $4,568,898, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2021.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2021 the Fund paid an ordinary income distribution of $0.36 per share, and a long-term capital gain of $0.84 per share. No distributions were paid during the year ended December 31, 2020.

No distributions were paid during the six months ended June 30, 2022.

The tax nature of distributions paid during the six months ended June 30, 2022 and year ended December 31, 2021, were as follows:

	2022	2021
Ordinary Income	$ -	$ 751,384
Long Term Capital Gain	$ -	$1,595,855
	$ -	$2,347,239

At December 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 27,031,835

Gross tax unrealized appreciation	$ 6,446,665
Gross tax unrealized depreciation	(1,044,753)
Net tax unrealized appreciation	5,401,912
Undistributed ordinary income	-
Accumulated capital and other gains - net	438,686
Total Distributable Earnings	$ 5,840,598

During the year ended December 31, 2021, the fund utilized $156,990 of short term capital loss carryforwards and $503,989 of long term capital loss carryforwards. At December 31, 2021, the Fund had no capital loss carryforwards. At December 31, 2021, the Fund had no post-October losses.

6.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

7.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

 13                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (67)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (89)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (66)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (57)	Trustee	Unlimited	Entrepreneur	None
		Since Inception	Private Investor

PINNACLE VALUE FUND                                                                                                                                        14

BERTOLET CAPITAL TRUST

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2022. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s quality value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s 2021 performance approximated the R2000 index but lagged the peer group. For the most recent 10 year period, Fund performance lagged the peer group average and the R2000. The Board noted the Fund’s 10 yr. Sharpe ratio approximated the peer group average.  The Board reiterated that Fund cash levels should be lowered opportunistically in an attempt to improve Fund performance. The board noted the Adviser owns 8.9% of Fund shares.

Reasonableness of Fees. The Board compared the Fund’s expense ratio and advisory fee to a peer group. The Board noted the Fund’s expense ratio approximated the peer group average and that most peers had a much higher AUM. The board noted that Adviser continues to cap expenses at 1.24% of average net assets. The Board compared the advisory fee charged to Fund with advisory fees charged by peer group which it deemed reasonable given the many administrative, compliance and other services provided to the Fund. Based on these factors and the labor intensive nature of small/micro-cap research, the Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2021 financial statement and concluded that the Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

 15                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2022	June 30, 2022	January 1, 2022 to June 30, 2022

Actual	$1,000.00	$ 911.18	$5.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.65	$6.21

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED JUNE 30, 2022

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	-11.88%	4.63%	1.83%	4.26%
Russell 2000 Index	-25.20%	4.21%	5.17%	9.35%

Chart assumes an initial investment of $10,000 made on 7/1/2012.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Pinnacle Value Fund $15,181
Russell 2000 Index $24,445
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
7/1/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019
12/31/2019
6/30/2020
12/31/2020
6/30/2021
12/31/2021
6/30/2022

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.pinnaclevaluefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

SEMI-ANNUAL REPORT

(UNAUDITED)

JUNE 30, 2022

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Previously filed.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 16, 2022